UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2023

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

235 Lincoln Rd., Suite 210, Miami Beach, Florida 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) In accordance with the terms of his Employment Agreement dated November 28, 2018, as amended on August 5, 2021 (the “Employment Agreement”), the Company notified Ran Daniel, its Chief Financial Officer since 2018, that the Employment Agreement would not be renewed. Mr. Daniel’s employment with the Company will continue until November 27, 2023, the end of the term of his Employment Agreement.

(c) On October 11, 2023, the Board of Directors of the Company, based upon the recommendation of its Audit Committee, appointed Shlomo Zakai as the Company’s Chief Financial Officer. Mr. Zakai will succeed Ran Daniel.

Mr. Zakai, age 53, is the Manager of Shlomo Zakai CFO accounting firm. Since May 2020, he has been Chief Financial Officer of UAS Drone Corp. (OTC: USDR). From August 2017 to December 2021, Mr. Zakai was Chief Financial Officer of Save Foods, Inc. (Nasdaq:SAFO). From October 2014 to August 2020, he was Chief Financial Officer of Sonovia Ltd. (a former OTC company). From January 2012 to May 2016, Mr. Zakai was Chief Financial Officer of Bluesphere Inc. (a former OTC company). Mr. Zakai worked as an accountant at Kost, Forer, Gabbay & Kasierer, an independent registered public accounting firm and a member firm of Ernst & Young Global, for nine years, where he last served as a Senior Manager and worked with technology companies publicly traded on the Nasdaq Stock Market and on the Tel Aviv Stock Exchange. Mr. Zakai holds a B.A. in accounting from the College of Management in Rishon Le’Zion, Israel.

Mr. Zakai is entitled to $10,000 per month for his services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: October 16, 2023	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

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